Ex 99.2

FOURTH ALLONGE
to
AGREEMENT OF AMENDMENT
TO
LOAN AND SECURITY AGREEMENT, MORTGAGE,
ASSIGNMENT OF LEASES
AND OTHER DOCUMENTS

          This modification (“Fourth Allonge to Agreement of Amendment”) made this 24th day of March, 2005 to the Agreement of Amendment to Loan and Security Agreement, Mortgage, Assignment of Leases and Other Documents effective March 13, 2002, as amended (“Agreement of Amendment”) among FLEET NATIONAL BANK, A Bank of America Company, 750 Walnut Avenue, Cranford, New Jersey 07016 (“Lender”); OSTEOTECH, INC., a Delaware Corporation, OSTEOTECH, S.A., and OST DEVELOPPEMENT, S.A., each a Corporation of France (jointly and severally “Borrower”) and to which Agreement of Amendment these presents are so firmly affixed as to become a part thereof.

          1.  Notwithstanding anything to the contrary set forth in the Loan Agreement (as defined in the Agreement of Amendment) the Loan Agreement is hereby amended as follows:

A. The following is added as a Definition in the preamble:

“Fixed Charge Cove rage Ratio” - as defined in Section 7.15

B. Section 7.12 Working Capital is hereby deleted in its entirety.

C. Section 7.13 Current Ratio is hereby deleted in its entirety.

D. Section 7.21 Maintenance of Minimum Quick Ratio is hereby deleted in its entirety.

E. The following is added as Section 7.22:

Section 7.22 Capital Expenditures.

The Borrower is not to enter into any agreement to purchase or pay for, or become obligated to pay for, capital expenditures or capital leases requiring payment in an amount aggregating in excess of $2,000,000.00 during any fiscal year, commencing January 1, 2004.

F. The following is added as Section 7.23:

Section 7.23 Liquidity to Senior Funded Debt Ratio

Borrower is not to cause or permit its ratio of cash, cash equivalents and marketable securities to Senior Funded Debt (as defined in Section 1.4(k) of the Loan Agreement), to be less than:

85:1 as of December 31, 2004, March 31, 2005 and June 30, 2005;

1.15:1 as of September 30, 2005 and December 31, 2005; and

1.50:1 as of March 31, 2006 and as of the end of each calendar quarter thereafter.

          2.  Notwithstanding anything to the contrary set forth in the Agreement of Amendment, the Agreement of Amendment is hereby amended as follows:

A. Paragraph 3D(15) (relating to Section 6.15 of the Loan Agreement) is hereby amended by the addition of a new section 6.15(f), as follows:

6.15(f) Amendment Fee. The Borrower is to pay to Lender an amendment fee of $50,000.00 payable upon execution of the Fourth Allonge to Agreement of Amendment.

B. Paragraph 3D(22) (relating to Section 7.15 of the Loan Agreement) is hereby deleted in its entirety and amended to read as follows:

Section 7.15 Fixed Charge Coverage Ratio

Osteotech, Inc. is not to cause or permit any of the following:

(a) For the first quarter of 2002, the earnings before interest, taxes, depreciation and amortization of Osteotech, Inc. and its Subsidiaries (“EBITDA”) to be less than $1,100,000.00 (the fee payable pursuant to Section 6.15(b), attorneys' fees payable by the Borrower hereunder, appraisal fees, collateral review exam fees, counsel fees payable by the Borrower to implement the pledge of stock set forth in Article 4(c) and related expenses (“Excluded Expenses”)) are not to be included in this determination);

(b) For the second quarter of 2002, EBITDA to be less than $1,920,000.00 (Excluded Expenses are not to be included in this determination);

(c) For the third quarter of 2002, the ratio of (x) EBITDA less capital expenditures, less cash taxes (multiplied by 4)

to (y) the current maturities of long term debt plus interest expense, to be less than 1:1 (Excluded Expenses are not to be included in this determination);

(d) For the fourth quarter of 2002, a minimum EBITDA of $1,570,000.00 (Excluded Expenses are not to be included in this determination);

(e) For the first quarter of 2003, the ratio of (x) EBITDA for such quarter less capital expenditures, less cash taxes (all multiplied by 4) to (y) the current maturities of long term debt plus (first quarter interest expense multiplied by 4), to be less than 1:1 (Excluded Expenses are not to be included in this determination);

(f) For the second quarter of 2003, the ratio of (x) EBITDA for the first and second quarters of 2003 less capital expenditures, less cash taxes (all divided by 2 and then multiplied by 4) to (y) the current maturities of long term debt plus (interest expense for the first and second quarters divided by 2 and then multiplied by 4), to be less than 1:1 (Excluded Expenses are not to be included in this determination);

(g) For the third quarter of 2003, the ratio of (x) EBITDA for the first, second and third quarters of 2003 less capital expenditures, less cash taxes (all divided by 3 and then multiplied by 4) to (y) the current maturities of long term debt plus (interest expense for the first, second and third quarters divided by 3 and then multiplied by 4), to be less than 1.25:1 (Excluded Expenses are not to be included in this determinatio n);

(h) For the fourth quarter of 2003, the ratio of (x) EBITDA for the first, second, third and fourth quarters of 2003 less capital expenditures, less cash taxes to (y) the current maturities of long term debt plus interest expense for the first, second, third and fourth quarters, determined on a rolling four quarter basis, to be less than 1.25:1 (Excluded Expenses are not to be included in this determination);

(i) For each of the first three quarters of 2004, the ratio of (x) EBITDA less capital expenditures less cash taxes to (y) the current maturities of long term debt plus interest expense, determined on a rolling four quarter basis, to be less than 1.25:1 (Excluded Expenses are not to be included in this determination); or

(j) For the fourth quarter of 2004 and for all quarterly periods thereafter, the ratio of (x) EBITDA less cash taxes to (y) the current maturities of long term debt plus interest expense, determined on a rolling four quarter basis, to be less than 1.50:1. Each such rolling four quarterly period shall be appropriately adjusted to include the absolute value of: (i) a $4,400,000.00 single non-cash charge approved by Lender, (ii) a $1,000,000.00 single non-cash charge relating to the Borrower’s Inventory approved by Lender by reason of the Borrower’s adoption of FASB 151 and (iii) a single $1,500,000.00 cash charge approved by Lender.

Non-compliance by the Borrower with its prior covenant that its ratio of EBITDA less capital expenditures, less cash taxes (multiplied by 4) to the current maturities of long term debt plus interest expense be not less than 1:1 for the third quarter of 2002 is hereby waived by Lender.  Such waiver shall be without prejudice in the event of any other Default hereunder. Such waiver is also not to be deemed a waiver of any further or other non-compliance or Default.  Non-compliance by the Borrower with its prior covenant of a minimum EBITDA of $1,570,000 for the fourth quarter of 2002 is hereby waived by Lender.  Such waiver shall be without prejudice in the event of any other Default hereunder.  Such waiver is also not to be deemed a waiver of any further or other non-compliance or Default.

All of the foregoing is to be determined in accordance with generally accepted accounting principles consistently applied.

          Except as specifically modified herein, all of the terms and conditions of the Agreement of Amendment, as amended, Loan Agreement, and the certificates and other Loan Documents executed in connection therewith, shall remain in full force and effect and any term in initial capitals and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement of Amendment.

          IN WITNESS WHEREOF, the parties have signed this Fourth Allonge to Agreement of Amendment.

Witness:	OSTEOTECH, INC.
A Delaware Corporation

/s/ Mark Burroughs	By: /s/Michael J. Jeffries

Print Name: Mark Burroughs	Print Name: MICHAEL J. JEFFRIES
Title:	Title:	Executive Vice President

Witness:	OSTEOTECH, S.A.
A Corporation of France

/s/ Mark Burroughs	By: /s/Michael J. Jeffries

Print Name: Mark Burroughs	Print Name: MICHAEL J. JEFFRIES
Title:	Title:	Managing Director

Signatures continued

      continuation of signatures to Fourth Allonge to Agreement of Amendment to Loan and Security Agreement, Mortgage, Assignment of Leases and Other Documents

Witness:	OST DEVELOPPEMENT, S.A.
A Corporation of France

/s/ Mark Burroughs	By: /s/Michael J. Jeffries

Print Name: Mark Burroughs	Print Name: MICHAEL J. JEFFRIES
Title:	Title:	Managing Director

Witness:	FLEET NATIONAL BANK
A Bank of America Company

/s/ William T. Franey	By: /s/Kerri A. Finnegan

Print Name: William T. Franey	Print Name: Kerri A. Finnegan
Title: Senior Vice President	Title: Vice President